UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 28, 2008

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INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-10786 (Commission File Number)	13-3032158 (IRS Employer Identification No.)
17988 Edison Avenue, Chesterfield, Missouri (Address of principal executive offices)	63005 (Zip Code)

Registrant’s telephone number, including area code:  (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 28, 2008, Insituform Technologies, Inc. (the “Company”) issued a press release reporting that it had received a notice from TRF Master Fund (Cayman) LP for the nomination of five individuals to the Company’s Board of Directors at the 2008 annual meeting of stockholders.

A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

99.1	Press Release of Insituform Technologies, Inc. dated January 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITUFORM TECHNOLOGIES, INC.

Date:        January 28, 2008                         By:  /s/ David F. Morris
                                                                                                                       David F. Morris
                                                                                                                       Senior Vice President, General Counsel and
                                           Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Insituform Technologies, Inc. dated January 28, 2008.